UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Second Lien Term Loans and Note Repurchase

On October 26, 2015, EXCO Resources, Inc. (the “Company”) closed the funding of its previously announced 12.5% Senior Secured Second Lien Term Loan in the aggregate principal amount of $300 million (the “Fairfax Term Loan”) and its 12.5% Senior Secured Second Lien Term Loan in the aggregate principal amount of $291 million (the “Exchange Term Loan,” and together with the Fairfax Term Loan, the “Second Lien Term Loans”).

The Fairfax Term Loan was issued pursuant to a Term Loan Credit Agreement, dated October 19, 2015, by and among the Company, certain of its subsidiaries, as guarantors, Hamblin Watsa Investment Counsel Ltd. (“Hamblin Watsa”), a wholly owned subsidiary of Fairfax Financial Holdings Limited (“Fairfax”), as administrative agent, certain Fairfax affiliates, as lenders, and Wilmington Trust, National Association, as collateral trustee (the “Fairfax Credit Agreement”). The Exchange Term Loan was issued pursuant to a Term Loan Credit Agreement, dated October 19, 2015, by and among the Company, certain of its subsidiaries, as guarantors, certain holders of the Company’s 7.5% senior notes due 2018 (the “2018 Notes”) and 8.5% senior notes due 2022 (the “2022 Notes,” and together with the 2018 Notes, the “Notes”), as lenders, and Wilmington Trust, National Association, as administrative agent and collateral trustee (the “Exchange Credit Agreement”).

Simultaneously with the funding of the Second Lien Term Loans and pursuant to a series of Purchase Agreements (collectively, the “Purchase Agreements”), the Company completed its previously announced repurchase (the “Note Repurchase”) of an aggregate principal amount of approximately $376 million of 2018 Notes and an aggregate principal amount of approximately $201 million of 2022 Notes. The proceeds of the Exchange Term Loan were deemed to be used to complete the Note Repurchase and the proceeds of the Fairfax Term Loan were used to repay approximately $300 million of outstanding indebtedness under the Company’s Amended and Restated Credit Agreement, dated as of July 31, 2013, as amended (the “Credit Agreement”). The Notes repurchased will be cancelled by the trustee following customary settlement procedures.

The foregoing description of the Fairfax Credit Agreement, the Exchange Credit Agreement and the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the Fairfax Credit Agreement, the Exchange Credit Agreement and the Form of Purchase Agreement, copies of which were filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to the Company’s Amendment No. 1 to Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on October 22, 2015.

Intercreditor Agreement

On October 26, 2015, in satisfaction of the Company’s obligations under the Fairfax Credit Agreement and the Exchange Credit Agreement, the Company entered into an Intercreditor Agreement, by and among the Company, JPMorgan Chase Bank, N.A., as priority lien agent, and Wilmington Trust, National Association, as second lien collateral agent (the “Intercreditor Agreement”). In addition, pursuant to a joinder agreement, on October 26, 2015, Wilmington Trust, National Association joined the Intercreditor Agreement in its capacity as representative of the holders of the Company’s second lien obligations pursuant to the Exchange Credit Agreement (the “Intercreditor Joinder Agreement”).

The Intercreditor Agreement governs the relationship amongst the lenders under the Company’s Credit Agreement and the lenders of the Second Lien Term Loans with respect to the collateral securing such obligations (the “Collateral”) and certain other matters. Pursuant to the Intercreditor Agreement, the lenders of the Second Lien Term Loans agreed to subordinate their security interest in the Collateral to the interests of the lenders under the Credit Agreement. Accordingly, the lenders under the Credit Agreement will retain a first priority lien to the Collateral and the lenders of the Second Lien Term Loans will retain a second priority lien to the Collateral.

The foregoing description of the Intercreditor Agreement and the Intercreditor Joinder Agreement does not purport to be complete and is qualified in its entirety by reference to the Intercreditor Agreement and the Intercreditor Joinder Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Collateral Trust Agreement

On October 26, 2015, in satisfaction of the Company’s obligations under the Fairfax Credit Agreement and the Exchange Credit Agreement, the Company entered into a Collateral Trust Agreement, by and among the Company, the grantors and guarantors from time to time party thereto, Hamblin Watsa, as administrative agent of the second lien credit agreement, the other parity lien debt representatives from time to time party thereto, and Wilmington Trust, National Association, as collateral trustee (the “Collateral Trust Agreement”). In addition, pursuant to a joinder agreement, on October 26, 2015, Wilmington Trust, National Association joined the Collateral Trust Agreement in its capacity as representative of the holders of the Company’s second lien obligations pursuant to the Exchange Credit Agreement (the “Collateral Trust Joinder Agreement”).

The Collateral Trust Agreement sets forth the terms on which each holder of the Second Lien Term Loans appointed the collateral trustee to receive, hold, maintain, administer and distribute the Collateral and to enforce the terms of the Fairfax Credit Agreement and the Exchange Credit Agreement for the benefit of the current and future holders of the Company’s second lien obligations.

The foregoing description of the Collateral Trust Agreement and the Collateral Trust Joinder Agreement does not purport to be complete and is qualified in its entirety by reference to the Collateral Trust Agreement and the Collateral Trust Joinder Agreement, copies of which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Section 8 – Other Events

Item 8.01 Other Events.

On October 27, 2015, the Company issued a press release announcing the closing of the Second Lien Term Loans and the Note Repurchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Intercreditor Agreement, dated as of October 26, 2015, by and among EXCO Resources, Inc., JPMorgan Chase Bank, N.A., as Priority Lien Agent, and Wilmington Trust, National Association, as Second Lien Collateral Agent.

10.2	Intercreditor Joinder, dated as of October 26, 2015.

10.3	Collateral Trust Agreement, dated as of October 26, 2015, by and among EXCO Resources, Inc., the grantors and guarantors from time to time party thereto, Hamblin Watsa Investment Counsel Ltd., as Administrative Agent of the second lien credit agreement, the other parity lien debt representatives from time to time party thereto, and Wilmington Trust, National Association, as Collateral Trustee.

10.4	Collateral Trust Joinder, dated as of October 26, 2015.

99.1	Press Release, dated October 27, 2015, issued by EXCO Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: October 27, 2015	By:	/s/ William L. Boeing
	Name:	William L. Boeing
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Intercreditor Agreement, dated as of October 26, 2015, by and among EXCO Resources, Inc., JPMorgan Chase Bank, N.A., as Priority Lien Agent, and Wilmington Trust, National Association, as Second Lien Collateral Agent.

10.2	Intercreditor Joinder, dated as of October 26, 2015.

10.3	Collateral Trust Agreement, dated as of October 26, 2015, by and among EXCO Resources, Inc., the grantors and guarantors from time to time party thereto, Hamblin Watsa Investment Counsel Ltd., as Administrative Agent of the second lien credit agreement, the other parity lien debt representatives from time to time party thereto, and Wilmington Trust, National Association, as Collateral Trustee.

10.4	Collateral Trust Joinder, dated as of October 26, 2015.

99.1	Press Release, dated October 27, 2015, issued by EXCO Resources, Inc.